CUSIP No. 88829M 105	Page 1 of 4

Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Blackstone / GSO Strategic Credit Fund, GSO Energy Market Opportunities Fund LP, GSO / Blackstone Debt Funds Management LLC, GSO Energy Market Opportunities Associates LLC, GSO Capital Partners LP, GSO Advisor Holdings L.L.C., GSO Holdings I L.L.C., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., FS Energy and Power Fund, Foxfields Funding LLC, FS Investment Corporation II, Cobbs Creek LLC, FS Investment Corporation III, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, Stephen A. Schwarzman, Bennett J. Goodman, J. Albert Smith III, Michael C. Forman, Sean Coleman, Brian Gerson and Michael Kelly, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Titan Energy, LLC, a Delaware limited liability company, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 2nd day of March, 2018.

Blackstone / GSO Strategic Credit Fund

By:	GSO / Blackstone Debt Funds Management LLC, its investment adviser

By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

GSO Energy Market Opportunities Fund LP

By:	GSO Energy Market Opportunities Associates LLC, its general partner

By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

GSO / Blackstone Debt Funds Management LLC

By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

CUSIP No. 88829M 105	Page 2 of 4

GSO Energy Market Opportunities Associates LLC

By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

GSO Capital Partners LP

By:	/s/ Marisa J. Beeney
	Name:	Marisa J. Beeney
	Title:	Authorized Signatory

GSO Holdings I L.L.C.

By:	/s/ John G. Finley
	Name:	John G. Finley
	Title:	Chief Legal Officer

GSO Advisor Holdings L.L.C.

By:	Blackstone Holdings I L.P., its sole member

By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
	Name:	John G. Finley
	Title:	Chief Legal Officer

Blackstone Holdings I L.P.

By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
	Name:	John G. Finley
	Title:	Chief Legal Officer

Blackstone Holdings II L.P.

By:	Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
	Name:	John G. Finley
	Title:	Chief Legal Officer

CUSIP No. 88829M 105	Page 3 of 4

Blackstone Holdings I/II GP Inc.

By:	/s/ John G. Finley
	Name:	John G. Finley
	Title:	Chief Legal Officer

The Blackstone Group L.P.

By:	Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
	Name:	John G. Finley
	Title:	Chief Legal Officer

Blackstone Group Management L.L.C.

By:	/s/ John G. Finley
	Name:	John G. Finley
	Title:	Chief Legal Officer

Stephen A. Schwarzman

/s/ Stephen A. Schwarzman

Bennett J. Goodman

By:	/s/ Marisa Beeney
	Name:	Marisa Beeney
	Title:	Attorney-in-Fact

J. Albert Smith III

By:	/s/ Marisa Beeney
	Name:	Marisa Beeney
	Title:	Attorney-in-Fact

FS Energy and Power Fund

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	Chief Executive Officer

Foxfields Funding LLC

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President

CUSIP No. 88829M 105	Page 4 of 4

Cobbs Creek LLC

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President

FS Investment Corporation II

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	Chief Executive Officer

FS Investment Corporation III

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	Chief Executive Officer

FS Investment Advisor, LLC

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	Chief Executive Officer

FSIC II Advisor, LLC

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	Chief Executive Officer

FSIC III Advisor, LLC

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	Chief Executive Officer

Michael C. Forman

/s/ Michael C. Forman

Sean Coleman

/s/ Sean Coleman

Brian Gerson

/s/ Brian Gerson

Michael Kelly

/s/ Michael Kelly